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                             PROSPECTUS SUPPLEMENT
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
             ------------------------------------------------------

                                SEPARATE ACCOUNT KG
              SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 13, 1996

                                       ***

The following sentence is added under the caption "B. Contract Fee" on page 19:

Where permitted by law, the contract fee will also be waived for Contracts where both the Contract Owner and the Annuitant on the date of issue are within the following classes of individuals: employees and registered representatives of any broker-dealer which has entered into a Sales Agreement with the Company to sell the Contracts; officers, directors, trustees and employees of any of the Portfolios; investment managers or sub-advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.



Supplement dated November 18, 1996